ORGANIZATION AND PRINCIPAL ACTIVITIES (Schedule of Consolidated Financial Information of the Group's VIEs and Non-VIEs were Included in the Accompanying Consolidated Financial Statements of the Group) (Details)
¥ in Thousands, $ in Thousands
	12 Months Ended
	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)	Dec. 31, 2016 USD ($)
VIE arrangements [Line Items]
Total assets	¥ 976,195		¥ 1,007,925		$ 140,601
Total liabilities	861,174		865,102		$ 124,034
Net revenue	412,016		395,715	¥ 411,998
Net (loss) income	(37,018)	$ (5,331)	64,356	(1,082,555)
Consolidated variable interest entity without recourse [Member]
VIE arrangements [Line Items]
Total assets	773,436		718,514
Total liabilities	544,547		565,818
Net revenue	409,391		385,819	403,643
Net (loss) income	¥ (12,805)		¥ 370,818	¥ (550,911)